JPMORGAN MID CAP EQUITY FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
2/4/04		Assurant, Inc.

Shares            Price         Amount
200		  $22.00	$4,400

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.05       N/A 	  0.00%	          0.90%

Broker
Merrill Lynch & Co.

Underwriters of Assurant, Inc.

Underwriters     	                Shares
Morgan Stanley & Co. Inc.	      	23,000,000
Credit Suisse First Boston LLC      	12,000,000
Merrill Lynch, Pierce, Fenner & Smith	12,000,000
Citigroup Global Markets Inc.      	6,000,000
Goldman, Sachs & Co.      		6,000,000
J.P. Morgan Securities Inc.      	6,000,000
Bear, Stearns & Co. Inc.      		2,800,000
Cochran, Caronia Securities L.L.C.      2,800,000
Fortis Investment Services LLC      	1,000,000
McDonald Investments Inc.      		2,800,000
Raymond James & Associates, Inc.      	2,800,000
SunTrust Capital Markets, Inc.      	2,800,000
---------------------------------------------------
Total					80,000,000
===================================================



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
2/4/04		Assurant, Inc.

Shares            Price         Amount
100		  $22.00	$2,200
                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.05       N/A 	  0.00%	           0.90%

Broker
McDonald Investment, Inc.

Underwriters of Assurant, Inc.

Underwriters     	                Shares
Morgan Stanley & Co. Incorporated      	23,000,000
Credit Suisse First Boston LLC      	12,000,000
Merrill Lynch, Pierce, Fenner & Smith	12,000,000
Citigroup Global Markets Inc.      	6,000,000
Goldman, Sachs & Co.      		6,000,000
J.P. Morgan Securities Inc.      	6,000,000
Bear, Stearns & Co. Inc.      		2,800,000
Cochran, Caronia Securities L.L.C.      2,800,000
Fortis Investment Services LLC      	1,000,000
McDonald Investments Inc.      		2,800,000
Raymond James & Associates, Inc.      	2,800,000
SunTrust Capital Markets, Inc.      	2,800,000
---------------------------------------------------
Total					80,000,000
===================================================




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
2/4/04		Assurant, Inc.

Shares            Price         Amount
200		  $22.00	$4,400

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.05       N/A 	  0.00%	           0.90%

Broker
Robinson-Humphrey, Inc.

Underwriters of Assurant, Inc.

Underwriters     	                Shares
Morgan Stanley & Co. Incorporated      	23,000,000
Credit Suisse First Boston LLC      	12,000,000
Merrill Lynch, Pierce, Fenner & Smith	12,000,000
Citigroup Global Markets Inc.      	6,000,000
Goldman, Sachs & Co.      		6,000,000
J.P. Morgan Securities Inc.      	6,000,000
Bear, Stearns & Co. Inc.      		2,800,000
Cochran, Caronia Securities L.L.C.      2,800,000
Fortis Investment Services LLC      	1,000,000
McDonald Investments Inc.      		2,800,000
Raymond James & Associates, Inc.      	2,800,000
SunTrust Capital Markets, Inc.      	2,800,000
---------------------------------------------------
Total					80,000,000
===================================================




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
2/4/04		Assurant, Inc.

Shares            Price         Amount
600		  $22.00	$13,200

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.05       N/A 	  0.00%	           0.90%

Broker
First Boston Brokerage

Underwriters of Assurant, Inc.

Underwriters     	                Shares
Morgan Stanley & Co. Incorporated      	23,000,000
Credit Suisse First Boston LLC      	12,000,000
Merrill Lynch, Pierce, Fenner & Smith	12,000,000
Citigroup Global Markets Inc.      	6,000,000
Goldman, Sachs & Co.      		6,000,000
J.P. Morgan Securities Inc.      	6,000,000
Bear, Stearns & Co. Inc.      		2,800,000
Cochran, Caronia Securities L.L.C.      2,800,000
Fortis Investment Services LLC      	1,000,000
McDonald Investments Inc.      		2,800,000
Raymond James & Associates, Inc.      	2,800,000
SunTrust Capital Markets, Inc.      	2,800,000
---------------------------------------------------
Total					80,000,000
===================================================






The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
2/4/04		Assurant, Inc.

Shares            Price         Amount
50,500		  $22.00	$1,111,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.05       N/A 	  0.06%	         0.90%

Broker
Morgan Stanley & Co.

Underwriters of Assurant, Inc.

Underwriters     	                Shares
Morgan Stanley & Co. Incorporated      	23,000,000
Credit Suisse First Boston LLC      	12,000,000
Merrill Lynch, Pierce, Fenner & Smith	12,000,000
Citigroup Global Markets Inc.      	6,000,000
Goldman, Sachs & Co.      		6,000,000
J.P. Morgan Securities Inc.      	6,000,000
Bear, Stearns & Co. Inc.      		2,800,000
Cochran, Caronia Securities L.L.C.      2,800,000
Fortis Investment Services LLC      	1,000,000
McDonald Investments Inc.      		2,800,000
Raymond James & Associates, Inc.      	2,800,000
SunTrust Capital Markets, Inc.      	2,800,000
---------------------------------------------------
Total					80,000,000
===================================================